UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04581

CORNERCAP GROUP OF FUNDS
(Exact name of registrant as specified in charter)

The Peachtree, Suite 1700, 1355 Peachtree Street NE, Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Paul L. Leone
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100, Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: (404) 870-0700

Date of fiscal year end: March 31

Date of reporting period: April 1, 2012 – September 30, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

Dear Shareholder:

The panic of 2008 is still among us, judging from investor behavior. Most investors are putting a premium on safety at almost any price. This crash has caused a lasting impact of the credit crisis: Does it mean we are in a different investment era? Are defensive portfolios that seek extra yield the only prudent strategy in this difficult time?

Key Messages

•

Market volatility and the fallout of the credit crisis have had a profound negative impact on expectations and investment strategy. Nevertheless, we believe that while we are in a new economic era, we are not in a new era for investing, as investor behavior since

2008 reveals.

•

Excessive emphasis on defense exposes long-term portfolios to two key risks: 1) not growing enough to meet longer term objectives and 2) actually losing value (the opposite of the intended goal) if inflation materializes.

•

We believe recognizing investment extremes, which requires running against the grain, is key to success. We continue to see long term risk to bonds, so we keep maturities short in the Balanced Fund; we find larger high-dividend stocks and US Real Estate Investment Trusts (“REITs”) to be expensive; and we see better opportunity in US value stocks, international stocks, and select higher-yielding investments.

The Expense of Defense

The credit crisis of 2008 made a lasting impression on investors. Many saw their portfolios drop 20% to 50% at the time. While markets have recovered, the average investor has mistrusted the rally. It’s likely that most have not meaningfully participated in it. They seek permanent defense, so that they will never experience 2008 again. The volatility was too painful.

Given the challenging economic climate of our times (debt, deficits, low growth), defense should play an important role in most portfolios because it dampens near-term volatility. The problem, however, is that the investment securities for defense are very different from those used for offense. Misapplication of these vehicles will likely create unintended consequences longer term.

We believe the average investor is over-emphasizing defense.

By our analysis, defensive investments today (bonds, select dividend stocks, and other yield-generating investments) are in high demand and expensive (mispriced by fear), while offensive investments (global stocks in general) are often avoided in this “new era.” Too much emphasis on defense puts long-term portfolios at risk of not growing enough to support longer term objectives like living expenses, gifting, or large capital projects, or of actually losing value if inflation materializes.

We do believe we are entering a new era for economic policy, but we are not entering a new era for investing when it comes to two basic rules: 1) emotion always creates extremes and 2) the price at which you buy and sell an investment always matters. We believe the ability to recognize extremes and act upon them with consistent discipline is the key to long term investment success.

Semi-Annual Report | September 30, 2012	1

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

Signs of Extremes

Throughout investment history, human emotion has driven people to make the wrong investment decisions. In the past, we have shown examples of equity mutual funds that have created reasonably good positive returns over an extended period of time, but where the average investor in the fund had actually lost money. Of course, this occurs when most of the dollars flowing into a fund when it is near its peak, and most of the dollars flowing out of the fund occurs near its bottom.

The current emotional extreme, fear, is also effecting the current bond markets—government, corporate, other. As shown in the chart below, mutual fund investors have put over 70% of investments into bonds, even though yields remain at historic lows. We are seeing the same investor fears with the preference for high dividend and mega-cap stocks. We believe that dividends are important, but the price paid for them is also important. But the market is putting a very high premium on selected stocks, and even more so on fixed income securities.

Bonds Have Dominated Fund Inflows

Source: ICI.org and CornerCap, July 31, 2012.

Inflows/Outflows consist of US-derived investments into all mutual funds and exchange traded funds as tracked by ICI.org. Domestic Equities represent all funds invested in US stocks; international equities represent non-US stocks; and bonds represent taxable and municipal US bonds. For further details, visit ICI.org.

2	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

Using the Right Investment Tools to Accommodate Different Objectives

Fear often makes people focus only on the immediate future. They see the volatility of offensive securities and want to avoid them. They see the stability of defensive securities and want more.

The misunderstanding is that offensive securities—stocks, but also commodities— have played important roles for the long term, with generally predictable outcomes for the long term investor. Small stocks, for example, have gained over 100% in any one year but have also lost over 50% too. Large stocks have gained 50% or lost 40% in one year, as we saw in 2008. These clearly have not been investments for the short term. Their value to the long term has come with longer time horizons: small stocks historically offer 12% on average over long cycles, with large stocks offering 10%. Bonds by comparison have struggled to keep up with inflation over the long term.

Please go to our website (www.cornercap.com) to see more specifics regarding our position and this analysis. We build our mutual fund portfolios to be consistent with the risk profile and objectives of each fund, balancing the right mix of defensive (“preservation”) and offensive (“appreciation”) holdings. In our selection process, we also consider the different economic environments, such as inflation, deflation, and stable pricing (chart 14). When those environments are at an extreme, we must make adjustments, while attempting to keep the right mix of preservation and appreciation in balance.

CornerCap Investment Counsel

November 1, 2012

The Letter to Shareholders seeks to describe some of CornerCap Investment Counsel’s current opinions and views of the financial markets. Although CornerCap Investment Counsel believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not eliminate the risk of experiencing investment loss.

Semi-Annual Report | September 30, 2012	3

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

CORNERCAP BALANCED FUND
Total Return for the period ended September 30, 2012

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Balanced Fund(a)	12.72%	1.13%	6.06%	4.85%	1.31%	1.11%
S&P 500® Index(d)	30.20%	1.05%	8.01%	5.39%
Russell 1000® Value Index(e)	30.92%	-0.90%	8.17%	6.32%
Combined 60% S&P 500®
Index/40% Barclays Capital
U.S. Government/
Corporate Bond Index(f)	19.50%	3.35%	7.02%	5.94%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Balanced Fund began operations May 24, 1997.
(c)

Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Balanced Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Balanced Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.10%. To the extent the Balanced Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval.

(d)

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

(e)

The Russell 1000® Value Index measures the performance of those companies out of the 1,000 largest U.S. companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values.

(f)

Effective August 17, 2006, the Balanced Fund has elected to use the comparative index 60% S&P 500® Index and 40% Barclays Capital U.S. Government/Corporate Bond Index. The Barclays Capital U.S. Government/Corporate Bond Index measures the general performance of fixed-income securities by tracking publicly issued U.S. Treasury and debt obligations (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies.

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Manager’s Report to Shareholders (Unaudited)
September 30, 2012

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at September 30, 2012*

*	These allocations may not reflect the current or future position of the portfolio.

Semi-Annual Report | September 30, 2012	5

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

CORNERCAP SMALL-CAP VALUE FUND

Total Return

for the period ended September 30, 2012

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Small-Cap Value Fund(a)	31.79%	2.21%	7.93%	8.73%	1.51%	1.31%
Russell 2000® Value Index (d)	32.63%	1.35%	9.68%	10.68%
Russell 2000® Index(e)	31.91%	2.21%	10.17%	9.09%
S&P 500® Total Return(f)	30.20%	1.05%	8.01%	8.50%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distributions but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)	The Small-Cap Value Fund began operations on September 30, 1992.
(c)

Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Small-Cap Value Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Small-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.30%. To the extent the Small-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The current contractual agreement cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval.

(d)

The Russell 2000® Value Index measures the 2,000 smallest of the 3,000 largest U.S. Companies (based on total market capitalization) that have lower price-to-book ratios and lower forecasted growth values. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

(e)	The Russell 2000® Index is an index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(f)	The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

6	www.cornercapfunds.com

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

Sector Allocation

as a Percentage of Total Investments at September 30, 2012*

* These allocations may not reflect the current or future position of the portfolio.

Semi-Annual Report | September 30, 2012	7

Manager’s Report to Shareholders (Unaudited)
September 30, 2012

CORNERCAP LARGE/MID-CAP VALUE FUND

Total Return

for the period ended September 30, 2012

	1 Year	5 Year	10 Year	Since Inception(b)	Gross Expense Ratio	Net Expense Ratio(c)
CornerCap Large/Mid-Cap Value Fund(a)	17.47%	-3.02%	7.39%	-0.10%	1.51%	1.21%
Russell 3000® Index(d)	30.20%	1.30%	8.49%	2.53%
Russell 3000® Value TR(e)	31.05%	-0.72%	8.28%	5.06%

Past performance does not guarantee future results. The performance data quoted does not reflect the deduction of the 1% redemption fee imposed if shares are redeemed or exchanged within sixty days of purchase or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Data quoted represents past performance.

Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated above. Performance is updated and published monthly. Visit the Fund’s website at www.cornercapfunds.com or call 888-813-8637 for month-end performance figures.

(a)	The Fund’s total returns include the reinvestment of dividend and capital gain distribution but have not been adjusted for any income taxes payable by shareholders on these distributions.
(b)

Effective July 29, 2010, the CornerCap Contrarian Fund changed its name to the CornerCap Large/Mid-Cap Value Fund. The CornerCap Large/Mid-Cap Value Fund maintains the same investment objective as the CornerCap Contrarian Fund: long-term capital appreciation. Prior to October 11, 2004, the CornerCap Contrarian Fund was known as the CornerCap Micro-Cap Fund. The performance figures include figures for the Cornerstone Micro-Cap Fund, L.P., which is a private, unregistered fund that began operations in August 31, 1996 and transferred all its assets to the Micro-Cap Fund on July 27, 2000. The Cornerstone Micro-Cap Fund was managed by the same Adviser as the Micro-Cap Fund. It pursued the same objectives and employed the same strategies as the Micro-Cap Fund. As of December 11, 2004, the Fund’s strategy was changed to multi-cap contrarian.

(c)

Effective October 1, 2011, CornerCap Investment Counsel, Inc. (the “Adviser”) has entered into a contractual agreement with the Large/Mid-Cap Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Large/Mid-Cap Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 1.20%. To the extent the Large/Mid-Cap Value Fund incurs excluded expenses, the expense ratio will increase. The contractual agreement cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval.

(d)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $73.9 million, the median market capitalization was approximately $1,042 million. The index had a total market capitalization range of approximately $411.2 billion to $130 million.

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Manager’s Report to Shareholders (Unaudited)
September 30, 2012

(e)

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Sector Allocation

as a Percentage of Total Investments at September 30, 2012*

*	These allocations may not reflect the current or future position of the portfolio.

Semi-Annual Report | September 30, 2012	9

Fund Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2012 through September 30, 2012.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 4/01/2012	Ending Account Value 9/30/2012	Expense Paid During Period(a)
CornerCap Balanced Fund
Actual Fund Return	$1,000.00	$981.50	$5.46
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.55	$5.57
CornerCap Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,006.20	$6.54
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,018.55	$6.58
CornerCap Large/Mid-Cap Value Fund
Actual Fund Return	$1,000.00	$949.40	$5.86
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.05	$6.07

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Fund Expenses (Unaudited)

(a)

These calculations are based on the expenses incurred in the most recent fiscal half-year. The period’s annualized six-month expense ratio is 1.10% for Balanced Fund; 1.30% for Small-Cap Value Fund and 1.20% for Large/Mid-Cap Value Fund, respectively. The dollar amounts shown as “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (183), then divided by 366.

The expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, account maintenance fees or charges by processing organizations. The Fund does not charge any account maintenance fee or sales load, but does charge a 1.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within sixty (60) days of an initial purchase of shares; provided, however, that the redemption fee will not apply if the shares to be redeemed are held in a retirement account subject to the Employee Retirement Income Security Act (“ERISA”).

Semi-Annual Report | September 30, 2012	11

Schedule of Investments
CornerCap Balanced Fund	September 30, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS (59.5%)
Aerospace & Defense (1.6%)
Raytheon Co.	4,860	$277,798

Agriculture (1.2%)
Archer-Daniels-Midland Co.	7,560	205,481

Auto Parts & Equipment (1.2%)
Lear Corp.	5,620	212,380

Banks (6.0%)
The Bank of New York Mellon Corp.	11,055	250,064
The Goldman Sachs Group, Inc.	2,280	259,190
JPMorgan Chase & Co.	6,420	259,882
Wells Fargo & Co.	8,330	287,635

		1,056,771

Beverages (1.5%)
Molson Coors Brewing Co., Class B	5,755	259,263

Chemicals (1.3%)
E.I. du Pont de Nemours & Co.	4,670	234,761

Coal (0.6%)
Alpha Natural Resources, Inc.(a)	16,445	108,044

Commercial Services (3.4%)
Apollo Group, Inc., Class A(a)	6,370	185,048
R.R. Donnelley & Sons Co.	18,370	194,722
SAIC, Inc.	18,515	222,921

		602,691

Computers (2.1%)
Hewlett-Packard Co.	9,325	159,084
Western Digital Corp.	5,715	221,342

		380,426

Electric (1.4%)
Public Service Enterprise Group, Inc.	7,900	254,222

Electronic Components (1.1%)
Corning, Inc.	14,980	196,987

Electronics (2.5%)
Agilent Technologies, Inc.	5,750	221,087
Arrow Electronics, Inc.(a)	6,450	217,430

		438,517

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Schedule of Investments
CornerCap Balanced Fund	September 30, 2012 (Unaudited)

	Shares	Value
Engineering & Construction (2.6%)
Fluor Corp.	4,245	$238,908
URS Corp.	6,125	216,274

		455,182

Food (1.3%)
The Kroger Co.	9,880	232,575

Healthcare Products (1.5%)
Medtronic, Inc.	6,160	265,619

Healthcare Services (2.7%)
CIGNA Corp.	4,930	232,548
Laboratory Corp. of America Holdings(a)	2,630	243,196

		475,744

Home Furnishings (1.8%)
Whirlpool Corp.	3,765	312,156

Insurance (4.3%)
Everest Re Group, Ltd.	2,230	238,521
Lincoln National Corp.	11,000	266,090
Reinsurance Group of America, Inc.	4,410	255,206

		759,817

Iron & Steel (0.8%)
Cliffs Natural Resources, Inc.	3,420	133,825

Machinery-Diversified (1.4%)
Deere & Co.	2,935	242,108

Metal Fabricate/Hardware (0.9%)
The Timken Co.	4,395	163,318

Miscellaneous Manufacturing (1.4%)
Eaton Corp.	5,205	245,988

Oil & Gas (5.6%)
ConocoPhillips	4,320	247,018
Helmerich & Payne, Inc.	4,895	233,051
Hess Corp.	4,725	253,827
Marathon Oil Corp.	8,685	256,815

		990,711

Oil & Gas Services (2.9%)
Baker Hughes, Inc.	5,470	247,408
National Oilwell Varco, Inc.	3,300	264,363

		511,771

Semi-Annual Report | September 30, 2012	13

Schedule of Investments
CornerCap Balanced Fund	September 30, 2012 (Unaudited)

	Shares	Value
Pharmaceuticals (1.4%)
Pfizer, Inc.	9,850	$244,773

Semiconductors (1.0%)
Intel Corp.	8,050	182,574

Software (1.4%)
Microsoft Corp.	8,450	251,641

Telecommunications (3.2%)
AT&T, Inc.	7,770	292,929
CenturyLink, Inc.	6,550	264,620

		557,549

Toys/Games/Hobbies (1.4%)
Hasbro, Inc.	6,670	254,594

TOTAL COMMON STOCKS (COST $10,212,209)		10,507,286

EXCHANGE TRADED FUNDS (4.2%)
Guggenheim BulletShares 2012 High Yield
Corporate Bond ETF	14,425	368,559
Guggenheim BulletShares 2013 High Yield
Corporate Bond ETF	14,195	367,508

TOTAL EXCHANGE TRADED FUNDS (COST $721,999)		736,067

CLOSED-END FUNDS (2.0%)
Nuveen Mortgage Opportunity Term Fund	12,585	352,380

TOTAL CLOSED-END FUNDS (COST $309,807)		352,380

	Principal Amount	Value
CORPORATE BONDS (26.6%)
Agriculture (1.4%)
Reynolds American, Inc.,
6.750%, 06/15/2017	$200,000	242,136

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Schedule of Investments
CornerCap Balanced Fund	September 30, 2012 (Unaudited)

	Principal Amount	Value
Banks (3.6%)
Barclays Bank PLC,
4.000%, 09/30/2020(b)	$150,000	$150,000
Citigroup, Inc.,
5.000%, 09/15/2014	150,000	158,220
Morgan Stanley,
5.000%, 08/31/2025(b)	150,000	150,017
The Goldman Sachs Group, Inc.,
5.125%, 01/15/2015	170,000	182,791

		641,028

Beverages (0.3%)
Beam, Inc.,
6.375%, 06/15/2014	48,000	52,349

Chemicals (0.9%)
The Dow Chemical Co.,
2.500%, 02/15/2016	150,000	156,328

Computers (1.0%)
Dell, Inc.,
5.650%, 04/15/2018	150,000	175,483

Cosmetics & Personal Care (2.2%)
The Estee Lauder Co., Inc.,
5.550%, 05/15/2017	150,000	177,903
The Procter & Gamble Co.,
4.950%, 08/15/2014	200,000	216,961

		394,864

Diversified Financial Services (3.2%)
Credit Suisse USA, Inc.,
5.375%, 03/02/2016	250,000	281,700
General Electric Capital Corp.,
5.250%, 10/19/2012	150,000	150,332
5.450%, 01/15/2013	140,000	141,971

		574,003

Electronics (1.2%)
Arrow Electronics, Inc.,
6.875%, 07/01/2013	200,000	209,018

Food (1.1%)
Safeway, Inc.,
3.950%, 08/15/2020	200,000	194,788

Semi-Annual Report | September 30, 2012	15

Schedule of Investments
CornerCap Balanced Fund	September 30, 2012 (Unaudited)

	Principal Amount	Value
Healthcare Products (0.9%)
Johnson & Johnson,
3.800%, 05/15/2013	$150,000	$153,339

Healthcare Services (1.7%)
Humana, Inc.,
6.300%, 08/01/2018	250,000	292,239

Home Furnishings (1.0%)
Whirlpool Corp.,
6.500%, 06/15/2016	150,000	169,613

Insurance (4.3%)
Principal Life Income Funding Trusts,
5.100%, 04/15/2014	150,000	159,629
The Travelers Cos., Inc.,
5.900%, 06/02/2019	150,000	187,023
W.R. Berkley Corp.,
5.600%, 05/15/2015	150,000	164,107
5.375%, 09/15/2020	230,000	253,258

		764,017

Oil & Gas (1.1%)
Statoil ASA,
6.700%, 01/15/2018	150,000	186,648

Retail (2.0%)
AutoZone, Inc.,
5.500%, 11/15/2015	150,000	169,878
Best Buy Co., Inc.,
3.750%, 03/15/2016	200,000	191,510

		361,388

Telecommunications (0.7%)
Verizon Virginia, Inc.,
4.625%, 03/15/2013	125,000	127,299

TOTAL CORPORATE BONDS (COST $4,492,614)		4,694,540

MUNICIPAL BONDS (2.9%)
Kansas (1.0%)
Johnson County KS, Build America General
Obligation Bonds, Unified School District No. 232, 4.950%, 09/01/2019	150,000	179,240

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Schedule of Investments
CornerCap Balanced Fund	September 30, 2012 (Unaudited)

	Principal Amount		Value
North Dakota (1.0%)
Grand Forks ND, Build America Revenue Bonds, 4.500%, 09/01/2019	$150,000		$173,835

Texas (0.9%)
County of Galveston TX, Build America General Obligation Bonds, 4.200%, 02/01/2017	150,000		167,895

TOTAL MUNICIPAL BONDS (COST $454,374)			520,970

U.S. GOVERNMENT & AGENCY OBLIGATIONS (1.5%)
Federal Home Loan Bank (1.5%)
FHLB,
5.250%, 09/13/2013	250,000		261,890

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (COST $257,389)			261,890

	Shares		Value
SHORT TERM INVESTMENT (3.3%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	576,022		576,022

TOTAL SHORT TERM INVESTMENT (COST $576,022)			576,022

TOTAL INVESTMENTS (COST $17,024,414)	100.0%		17,649,155

TOTAL ASSETS IN EXCESS OF OTHER LIABILITIES	0.0%	(c)	6,358

NET ASSETS	100.0%		$17,655,513

(a)	Non-Income Producing Security.
(b)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2012.
(c)	Less than 0.05%.

Common Abbreviations:

ASA - Allmennaksjeselskap is the Norweigan term for a public limited company.

ETF - Exchange Traded Fund.

Ltd. - Limited.

PLC - Public Limited Company.

The accompanying notes to the financial statements are an integral part of these financial statements.

Semi-Annual Report | September 30, 2012	17

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS (97.8%)
Auto Parts & Equipment (2.2%)
Standard Motor Products, Inc.	29,640	$545,969

Banks (13.2%)
City Holding Co.	14,900	534,016
FirstMerit Corp.	36,510	537,792
Lakeland Financial Corp.	19,060	526,056
S.Y. Bancorp, Inc.	24,425	577,896
Southside Bancshares, Inc.	24,717	539,078
Washington Trust Bancorp, Inc.	20,220	531,179

		3,246,017

Chemicals (7.2%)
Kraton Performance Polymers, Inc.(a)	26,830	700,263
Olin Corp.	26,005	565,089
OM Group, Inc.(a)	26,380	489,085

		1,754,437

Commercial Services (2.6%)
Deluxe Corp.	21,115	645,274

Electrical Components & Equipment (2.2%)
EnerSys(a)	15,200	536,408

Electronics (2.2%)
Brady Corp., Class A	18,735	548,561

Engineering & Construction (2.1%)
Michael Baker Corp.(a)	21,530	513,706

Environmental Control (2.4%)
Darling International, Inc.(a)	32,550	595,339

Food (2.1%)
Nash Finch Co.	24,655	503,455

Forest Products & Paper (4.6%)
Buckeye Technologies, Inc.	17,390	557,523
PH Glatfelter Co.	31,700	564,577

		1,122,100

Healthcare Products (2.4%)
Integra LifeSciences Holdings Corp.(a)	14,130	580,743

Healthcare Services (3.7%)
Almost Family, Inc.(a)	22,280	474,119
LHC Group, Inc.(a)	23,720	438,108

		912,227

18	www.cornercapfunds.com

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2012 (Unaudited)

	Shares	Value
Industrial Machinery (1.9%)
EnPro Industries, Inc.(a)	13,170	$474,252

Insurance (6.3%)
Maiden Holdings, Ltd.	62,780	558,114
Protective Life Corp.	19,695	516,206
Tower Group, Inc.	24,895	482,714

		1,557,034

Machinery-Diversified (1.9%)
Columbus McKinnon Corp.(a)	31,055	469,241

Metal Fabricate/Hardware (2.2%)
LB Foster Co., Class A	16,515	534,095

Mining (2.2%)
Noranda Aluminum Holding Corp.	81,860	547,643

Oil & Gas (7.3%)
Clayton Williams Energy, Inc.(a)	12,020	623,718
EPL Oil & Gas, Inc.(a)	31,800	645,222
Unit Corp.(a)	12,390	514,185

		1,783,125

Oil & Gas Services (4.6%)
Basic Energy Services, Inc.(a)	50,720	569,078
C&J Energy Services, Inc.(a)	28,155	560,285

		1,129,363

Packaging & Containers (2.4%)
UFP Technologies, Inc.(a)	33,545	590,056

Pharmaceuticals (2.4%)
Nutraceutical International Corp.(a)	36,825	580,362

Retail (8.5%)
Big Lots, Inc.(a)	17,455	516,319
The Cato Corp., Class A	18,125	538,494
CEC Entertainment, Inc.	18,165	547,130
Systemax, Inc.(a)	40,825	482,143

		2,084,086

Software (6.5%)
CSG Systems International, Inc.(a)	30,080	676,499
Mantech International Corp., Class A	16,300	391,200
Quality Systems, Inc.	28,190	522,925

		1,590,624

Trucking & Leasing (2.3%)
Amerco, Inc.	5,380	572,217

Semi-Annual Report | September 30, 2012	19

Schedule of Investments
CornerCap Small-Cap Value Fund	September 30, 2012 (Unaudited)

	Shares		Value
Wholesale Distribution (2.4%)
Core-Mark Holding Co., Inc.	12,020		$578,282

TOTAL COMMON STOCKS (COST $21,889,787)			23,994,616

SHORT TERM INVESTMENT (2.2%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	534,179		534,179

TOTAL SHORT TERM INVESTMENT (COST $534,179)			534,179

TOTAL INVESTMENTS (COST $22,423,966)	100.0%		24,528,795

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0%)	(b)	(11,247)

NET ASSETS	100.0%		$24,517,548

(a)	Non-Income Producing Security.
(b)	Greater than (0.05%).

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

20	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	September 30, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS (90.0%)
Aerospace & Defense (1.8%)
Raytheon Co.	2,090	$119,464

Agriculture (2.4%)
Archer-Daniels-Midland Co.	5,760	156,557

Auto Parts & Equipment (2.0%)
Lear Corp.	3,530	133,399

Banks (8.7%)
The Bank of New York Mellon Corp.	5,400	122,148
The Goldman Sachs Group, Inc.	1,270	144,373
JPMorgan Chase & Co.	4,150	167,992
Wells Fargo & Co.	4,160	143,645

		578,158

Beverages (2.0%)
Molson Coors Brewing Co., Class B	2,965	133,573

Chemicals (1.8%)
E.I. du Pont de Nemours & Co.	2,335	117,380

Coal (0.8%)
Alpha Natural Resources, Inc.(a)	8,150	53,545

Commercial Services (5.2%)
Apollo Group, Inc., Class A(a)	4,710	136,825
R.R. Donnelley & Sons Co.	9,125	96,725
SAIC, Inc.	9,170	110,407

		343,957

Computers (3.9%)
Hewlett-Packard Co.	6,060	103,384
Western Digital Corp.	4,028	156,004

		259,388

Electric (2.0%)
Public Service Enterprise Group, Inc.	4,065	130,812

Electronics (4.3%)
Agilent Technologies, Inc.	4,205	161,682
Arrow Electronics, Inc.(a)	3,755	126,581

		288,263

Engineering & Construction (3.8%)
Fluor Corp.	2,530	142,389
URS Corp.	3,085	108,931

		251,320

Semi-Annual Report | September 30, 2012	21

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	September 30, 2012 (Unaudited)

	Shares	Value

Food (2.4%)
The Kroger Co.	6,820	$160,543

Healthcare Products (2.0%)
Medtronic, Inc.	3,135	135,181

Healthcare Services (4.1%)
CIGNA Corp.	2,915	137,500
Laboratory Corp. of America Holdings(a)	1,480	136,856

		274,356

Home Furnishings (2.4%)
Whirlpool Corp.	1,915	158,773

Insurance (6.1%)
Everest Re Group, Ltd.	1,160	124,074
Lincoln National Corp.	6,045	146,228
Reinsurance Group of America, Inc.	2,300	133,101

		403,403

Iron & Steel (1.5%)
Cliffs Natural Resources, Inc.	2,575	100,760

Machinery-Diversified (2.6%)
Deere & Co.	2,070	170,754

Metal Fabricate/Hardware (2.0%)
The Timken Co.	3,510	130,432

Miscellaneous Manufacturing (2.2%)
Eaton Corp.	3,100	146,506

Oil & Gas (8.0%)
ConocoPhillips	2,175	124,366
Helmerich & Payne, Inc.	2,495	118,787
Hess Corp.	2,760	148,267
Marathon Oil Corp.	4,750	140,458

		531,878

Oil & Gas Services (4.3%)
Baker Hughes, Inc.	2,940	132,976
National Oilwell Varco, Inc.	1,875	150,206

		283,182

Pharmaceuticals (1.8%)
Pfizer, Inc.	4,770	118,535

Semiconductors (2.2%)
Intel Corp.	6,360	144,245

22	www.cornercapfunds.com

Schedule of Investments
CornerCap Large/Mid-Cap Value Fund	September 30, 2012 (Unaudited)

	Shares	Value

Software (1.8%)
Microsoft Corp.	3,970	$118,227

Telecommunications (5.9%)
AT&T, Inc.	3,890	146,653
CenturyLink, Inc.	3,105	125,442
Corning, Inc.	9,350	122,953

		395,048

Toys/Games/Hobbies (2.0%)
Hasbro, Inc.	3,445	131,496

TOTAL COMMON STOCKS (COST $6,017,439)		5,969,135

SHORT TERM INVESTMENT (10.0%)
Federated Treasury Obligation Money Market Fund, 7 Day Yield 0.010%	662,038	662,038

TOTAL SHORT TERM INVESTMENT (COST $662,038)		662,038

TOTAL INVESTMENTS (COST $6,679,477)	100.0%	6,631,173

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS	(0.0%)(b)	(1,751)

NET ASSETS	100.0%	$6,629,422

(a)	Non-Income Producing Security.
(b)	Greater than (0.05%).

Common Abbreviations:

Ltd. - Limited.

The accompanying notes to the financial statements are an integral part of these financial statements.

Semi-Annual Report | September 30, 2012	23

Statements of Assets and Liabilities

CornerCap Balanced Fund
ASSETS:
Investments, at value (Cost - see below)	$17,649,155
Receivable for fund shares subscribed	0
Dividends and interest receivable	68,362

Total assets	17,717,517

LIABILITIES:
Payable to custodian	45,937
Advisory fee payable	11,685
Operating services fee payable	4,382

Total liabilities	62,004

Net assets	$17,655,513

PRICING OF SHARES (NOTE 2):
Net Assets	$17,655,513
Shares Outstanding	1,331,792

Net asset value, offering and redemption price per share	$13.26

NET ASSETS CONSISTS OF:
Paid-in capital	$16,492,828
Undistributed net investment income	230,454
Accumulated net realized gain/(loss) on investments	307,490
Net unrealized appreciation/(depreciation) in value of investments	624,741

Net assets	$17,655,513

Cost of Investments	$17,024,414

The accompanying notes to the financial statements are an integral part of these financial statements.

24	www.cornercapfunds.com

September 30, 2012 (Unaudited)

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$24,528,795	$6,631,173
486	379
19,454	4,207

24,548,735	6,635,759

5,008	0
16,110	3,696
10,069	2,641

31,187	6,337

$24,517,548	$6,629,422

$24,517,548	$6,629,422
1,877,956	693,463

$13.06	$9.56

$21,287,788	$7,906,317
66,288	47,500
1,058,643	(1,276,091)
2,104,829	(48,304)

$24,517,548	$6,629,422

$22,423,966	$6,679,477

Semi-Annual Report | September 30, 2012	25

Statements of Operations

CornerCap Balanced Fund

INVESTMENT INCOME:
Dividends	$157,436
Interest	105,622

Total investment income	263,058

EXPENSES:
Advisory fees	88,113
Operating services fees	26,434

Total expenses	114,547
Less fees waived/reimbursed by investment advisor	(17,623)

Net expenses	96,924

Net investment income	166,134

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investments	121,656
Change in unrealized appreciation of investments	(660,406)

Net gain/(loss) on investments	(538,750)

Net increase/(decrease) in net assets resulting from operations	$(372,616)

The accompanying notes to the financial statements are an integral part of these financial statements.

26	www.cornercapfunds.com

For the Six Months Ended September 30, 2012 (Unaudited)

CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

$151,090	$71,066
48	21

151,138	71,087

112,744	28,789
56,372	14,395

169,116	43,184
(22,549)	(8,637)

146,567	34,547

4,571	36,540

526,854	3,786
(327,012)	(299,530)

199,842	(295,744)

$204,413	$(259,204)

Semi-Annual Report | September 30, 2012	27

Statements of Changes in Net Assets

	CornerCap Balanced Fund
	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012

OPERATIONS:
Net investment income	$166,134	$283,390
Net realized gain on investments	121,656	987,799
Change in unrealized depreciation of investments	(660,406)	(1,125,416)

Net increase/(decrease) in net assets resulting from operations	(372,616)	145,773

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	–	(382,928)

Total distributions	–	(382,928)

CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets resulting from capital share transactions (see Note 3)	(510,038)	347,833
Redemption fees	6	289

Net increase/(decrease) from capital shares transactions	(510,032)	348,122

Total increase/(decrease) in net assets	(882,648)	110,967

NET ASSETS:
Beginning of year	18,538,161	18,427,194

End of period*	$17,655,513	$18,538,161

*Including undistributed net investment income of:	$230,454	$64,320

The accompanying notes to the financial statements are an integral part of these financial statements.

28	www.cornercapfunds.com

CornerCap Small-Cap Value Fund		CornerCap Large/Mid-Cap Value Fund

Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012

$4,571	$61,717	$36,540	$44,337
526,854	1,531,021	3,786	152,488
(327,012)	(2,325,518)	(299,530)	(168,243)

204,413	(732,780)	(259,204)	28,582

–	–	–	(40,820)

–	–	–	(40,820)

1,389,965	783,104	1,326,397	1,616,689
708	155	2,447	39

1,390,673	783,259	1,328,844	1,616,728

1,595,086	50,479	1,069,640	1,604,490

22,922,462	22,871,983	5,559,782	3,955,292

$24,517,548	$22,922,462	$6,629,422	$5,559,782

$66,288	$61,717	$47,500	$10,960

Semi-Annual Report | September 30, 2012	29

Financial Highlights
CornerCap Balanced Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Six Months Ended September 30, 2012 (Unaudited)

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.51

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.12
Net realized and unrealized gain/(loss) on investments	(0.37)

Total Income/(Loss) from Investment Operations	(0.25)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	–
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	–

Paid-in Capital from Redemption Fees	0.00(a)

Net asset value, end of year	$13.26

Total return	(1.85)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$17,656

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.30%(b)
Expenses	1.10%(b)
Net investment income	1.89%(b)

Portfolio turnover rate	10%

(a)	Less than $0.005 per share.
(b)	Annualized.
(c)	Effective October 1, 2011, the net expense ratio limitation changed from 1.30 % to 1.10%.

The accompanying notes to the financial statements are an integral part of these financial statements.

30	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

$13.65	$12.82	$9.26	$13.36	$14.81

0.24	0.26	0.28	0.30	0.30
(0.07)	0.97	3.57	(3.97)	(0.56)

0.17	1.23	3.85	(3.67)	(0.26)

(0.31)	(0.40)	(0.29)	(0.09)	(0.32)
–	–	–	(0.34)	(0.87)

(0.31)	(0.40)	(0.29)	(0.43)	(1.19)

0.00(a)	0.00(a)	0.00(a)	0.00(a)	0.00(a)

$13.51	$13.65	$12.82	$9.26	$13.36

1.47%	9.78%	41.77%	(27.63)%	(2.20)%

$18,538	$18,427	$15,635	$10,979	$16,851

1.30%	N/A	N/A	N/A	N/A
1.20%(c)	1.30%	1.30%	1.30%	1.30%
1.64%	2.13%	2.45%	2.51%	1.91%

38%	31%	32%	34%	21%

Semi-Annual Report | September 30, 2012	31

Financial Highlights
CornerCap Small-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Six Months Ended September 30, 2012 (Unaudited)

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.98

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.01
Net realized and unrealized gain/(loss) on investments	0.07

Total Income/(Loss) from Investment Operations	0.08

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	–
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	–

Paid-in Capital from Redemption Fees	0.00(a)

Net asset value, end of year	$13.06

Total return	0.62%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$24,518

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.50%(b)
Expenses	1.30%(b)
Net investment income/(loss)	0.04%(b)

Portfolio turnover rate	28%

(a)	Less than $0.005 per share.
(b)	Annualized.
(c)	Effective October 1, 2011, the net expense ratio limitation changed from 1.50% to 1.30%.

The accompanying notes to the financial statements are an integral part of these financial statements.

32	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

$13.51	$10.57	$5.83	$10.64	$14.07

0.03	(0.07)	(0.07)	(0.05)	0.01
(0.56)	3.01	4.81	(4.53)	(1.45)

(0.53)	2.94	4.74	(4.58)	(1.44)

–	–	–	(0.01)	–
–	–	–	(0.22)	(1.99)

–	–	–	(0.23)	(1.99)

0.00(a)	0.00(a)	0.00(a)	0.00(a)	0.00(a)

$12.98	$13.51	$10.57	$5.83	$10.64

(3.92)%	27.81%	81.30%	(43.19)%	(10.91)%

$22,922	$22,872	$16,448	$9,176	$18,363

1.50%	N/A	N/A	N/A	N/A
1.40%(c)	1.50%	1.50%	1.50%	1.48%
0.30%	(0.62)%	(0.75)%	(0.51)%	0.11%

56%	61%	52%	47%	55%

Semi-Annual Report | September 30, 2012	33

Financial Highlights
CornerCap Large/Mid-Cap Value Fund

Selected data for each share of beneficial interest outstanding throughout the periods indicated:	Six Months Ended September 30, 2012 (Unaudited)

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.07

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.05
Net realized and unrealized gain/(loss) on investments	(0.56)

Total Income/(Loss) from Investment Operations	(0.51)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	–
Distributions from net realized gain on investments	–

Total Dividends and Distributions to Shareholders	–

Paid-in Capital from Redemption Fees	0.00(c)

Net asset value, end of year	$9.56

Total return	(5.06)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$6,629

RATIOS TO AVERAGE NET ASSETS:
Expenses without fees waived/reimbursed	1.50%(d)
Expenses	1.20%(d)
Net investment income/(loss)	1.27%(d)

Portfolio turnover rate	12%

(a)	Prior to July 29, 2010, the CornerCap Large/Mid-Cap Value Fund was known as the CornerCap Contrarian Fund.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)	Less than $0.005 per share. (d) Annualized.
(e)	Effective October 1, 2011, the net expense ratio limitation changed from 1.30% to 1.20%.

34	www.cornercapfunds.com

Year Ended March 31, 2012	Year Ended March 31, 2011(a)	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008

$10.41	$9.16	$5.28	$9.46	$11.98

0.08	0.02	(0.02)	0.01	0.03
(0.34)(b)	1.23	3.91	(4.19)	(1.14)

(0.26)	1.25	3.89	(4.18)	(1.11)

(0.08)	–	(0.01)	0.00(c)	(0.13)
–	–	–	–	(1.28)

(0.08)	–	(0.01)	0.00(c)	(1.41)

0.00(c)	0.00(c)	0.00(c)	–	–

$10.07	$10.41	$9.16	$5.28	$9.46

(2.42)%	13.65%	73.72%	(44.17)%	(10.45)%

$5,560	$3,955	$4,003	$2,405	$5,406

1.50%	1.50%	N/A	N/A	N/A
1.25%(e)	1.38%	1.50%	1.50%	1.49%
0.98%	0.24%	(0.25)%	0.11%	0.31%

35%	136%	69%	134%	138%

Semi-Annual Report | September 30, 2012	35

Notes to Financial Statements
September 30, 2012 (Unaudited)

1. ORGANIZATION

The CornerCap Group of Funds (the “Funds”) was organized on January 6, 1986 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940 as a diversified open-end management investment company.

The investment objective of the CornerCap Balanced Fund and CornerCap Small-Cap Value Fund is to obtain capital appreciation and current income, whereas the CornerCap Large/Mid-Cap Value Fund’s investment objective is to obtain capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Accounting Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities including common stocks, corporate bonds, municipal bonds, exchange traded funds (ETFs), and U.S. Government and Agency obligations that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price as of 4:15 p.m. Eastern time or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges or such System. Based on obtaining active market quotes, common stocks are classified as Level 1 of the fair value hierarchy. Corporate bonds, municipal bonds, ETFs and U.S. Government and Agency obligations are classified as Level 2 of the hierarchy, due to the use of additional observable inputs. Unlisted securities that are not included on such exchanges or Systems are valued at the mean of the quoted bid and asked prices on the over-the-counter market. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 within the hierarchy. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by CornerCap Investment Counsel (the “Adviser”) under procedures established by and under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments.

Security Transactions Investment Income and Other – Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the effective interest method. In the event of a security in default, a portion of interest receivable that was once recognized as interest income is written off and treated as a reduction of interest income.

36	www.cornercapfunds.com

Notes to Financial Statements
September 30, 2012 (Unaudited)

Federal Income Taxes – For Federal income tax purposes, the Funds currently qualify, and intend to remain qualified, as regulated investment companies (“RICs”) under the provisions of Subchapter M of the Internal Revenue Code by complying with the requirements applicable to RICs and by distributing their investment company taxable net income including any excess realized gain which has not been offset by capital loss carryforwards, if any, to their shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the six months ended September 30, 2012, management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds file income tax returns in the U.S. federal jurisdiction, for the State of Georgia, and the State of Massachusetts. For federal and state tax years 2008 and beyond, the Funds’ returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders – Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Distributions to shareholders are recorded on the ex-dividend date.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | September 30, 2012	37

Notes to Financial Statements
September 30, 2012 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2012:

CornerCap Balanced Fund:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$10,507,286	$–	$–	$10,507,286
Exchange Traded Funds	736,067	–	–	736,067
Closed-End Funds	352,380	–	–	352,380
Corporate Bonds	–	4,694,540	–	4,694,540
Municipal Bonds	–	520,970	–	520,970
U.S. Government & Agency Obligations	–	261,890	–	261,890
Short Term Investment	576,022	–	–	576,022
Total	$12,171,755	$5,477,400	$–	$17,649,155

CornerCap Small-Cap Value Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$23,994,616	$–	$–	$23,994,616
Short Term Investment	534,179	–	–	534,179
Total	$24,528,795	$–	$–	$24,528,795

CornerCap Large/Mid-Cap Value Fund:
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$5,969,135	$–	$–	$5,969,135
Short Term Investment	662,038	–	–	662,038
Total	$6,631,173	$–	$–	$6,631,173

*	See Schedule of Investments for industry classification.

There were no transfers into or out of Levels 1 and 2 during the six months ended September 30, 2012.

For the the six months ended September 30, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. The Funds did not hold any derivative instruments at any time during the period.

3. SHARES OF BENEFICIAL INTEREST

On September 30, 2012, there was an unlimited number of no par-value shares of beneficial interest authorized for each Fund. Subject to certain exceptions, each Fund charges a 1% redemption fee calculated as a percentage of the amount redeemed. This is applicable to all redemptions (sales or exchanges) made within sixty days of initial purchase of shares of the applicable Fund.

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Notes to Financial Statements
September 30, 2012 (Unaudited)

Transactions in shares of beneficial interest were as follows:

CornerCap Balanced Fund:

	Six Months Ended September 30, 2012 (Unaudited)	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Year Ended March 31, 2012

	Shares	Value	Shares	Value

Shares Sold	97,614	$1,273,060	258,725	$3,422,579
Shares Issued in Reinvestment of Dividends	–	–	30,724	379,131

Total	97,614	1,273,060	289,449	3,801,710
Less Shares Redeemed	(137,668)	(1,783,098)	(267,333)	(3,453,877)

Net Increase/(Decrease)	(40,054)	$(510,038)	22,116	$347,833

CornerCap Small-Cap Value Fund:

	Six Months Ended September 30, 2012 (Unaudited)	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Year Ended March 31, 2012

	Shares	Value	Shares	Value

Shares Sold	184,294	$2,277,141	403,388	$4,858,038
Shares Issued in Reinvestment of Dividends	–	–	–	–

Total	184,294	2,277,141	403,388	4,858,038
Less Shares Redeemed	(72,532)	(887,176)	(330,092)	(4,074,934)

Net Increase	111,762	$1,389,965	73,296	$783,104

Semi-Annual Report | September 30, 2012	39

Notes to Financial Statements
September 30, 2012 (Unaudited)

CornerCap Large/Mid-Cap Value Fund:

	Six Months Ended September 30, 2012 (Unaudited)	Six Months Ended September 30, 2012 (Unaudited)	Year Ended March 31, 2012	Year Ended March 31, 2012

	Shares	Value	Shares	Value

Shares Sold	143,728	$1,346,302	323,367	$3,160,922
Shares Issued in Reinvestment of Dividends	–	–	4,578	40,285

Total	143,728	1,346,302	327,945	3,201,207
Less Shares Redeemed	(2,126)	(19,905)	(155,956)	(1,584,518)

Net Increase	141,602	$1,326,397	171,989	$1,616,689

4. FEDERAL TAX INFORMATION

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. Distributions of net investment income, if any, are distributed annually. Distributions of net realized gains, if any, are declared at least once each year. The amount and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end. There were no distributions paid by the Funds for the six months ended September 30, 2012.

The tax character of distributions paid for the year ended March 31, 2012 were as follows:

	CornerCap Balanced	CornerCap Small-Cap	CornerCap Large/
	Fund	Value Fund	Mid-Cap Value Fund

Distributions Paid From:	2012	2012	2012

Ordinary Income	$382,928	$–	$40,820

Total	$382,928	$–	$40,820

Capital Loss Carryforwards – Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses which could result in the Funds’ not being able to utilize the following carryforwards. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the Funds had capital loss carryforwards which will reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code (“Code”), and thus will reduce the amount of the

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Notes to Financial Statements
September 30, 2012 (Unaudited)

distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, and subject to tax limitations, such capital loss carryforwards will expire as follows:

Fund	Expiring in 2017	Expiring in 2018

CornerCap Balanced Fund	$–	$–
CornerCap Small-Cap Value Fund	$–	$–
CornerCap Large/Mid-Cap Value Fund	$178,053	$1,096,436

During the year ended March 31, 2012, the CornerCap Balanced Fund, CornerCap Small-Cap Fund and the CornerCap Large/Mid-Cap Value Fund utilized capital loss carryovers of $801,952, $756,226, and $157,876, respectively. The CornerCap Large/Mid-Cap Fund elects to defer to their fiscal year ending March 31, 2013, $5,388 of capital losses recognized during the period from November 1, 2011 to March 31, 2012.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2012, were as follows:

	CornerCap Balanced Fund	CornerCap Small-Cap Value Fund	CornerCap Large/Mid-Cap Value Fund

Cost of investments for income tax purposes	$17,024,414	$22,423,966	$6,679,477

Gross unrealized appreciation (excess of value over tax cost)	$1,689,043	$3,313,176	$551,790

Gross unrealized depreciation (excess of tax cost over value)	(1,064,302)	(1,208,347)	(600,094)

Net unrealized appreciation/(depreciation)	$624,741	$2,104,829	$(48,304)

5. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

A. Each of the Funds has an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser receives an Advisory Fee from each Fund, computed daily and payable monthly, at an annual rate of 1.00% of the average daily net assets. Under the terms of each Advisory Agreement, the Adviser manages the Funds’ investments subject to the approval of the Board of Trustees. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

In addition, each Fund and the Adviser have an Operating Services Agreement whereby the Adviser receives an Operating Services Fee, computed daily and payable monthly, at an annual rate of 0.30%, 0.50% and 0.50% of the average daily net assets of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Adviser has contractually agreed to waive fees and reimburse each of the Funds so as to limit each Fund’s “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees

Semi-Annual Report | September 30, 2012	41

Notes to Financial Statements
September 30, 2012 (Unaudited)

and commissions, acquired fund fees and expenses, and extraordinary expenses) as reflected in the following table:

Total Annual Fund Operating
Fund	Expense Limitation

CornerCap Balanced Fund	1.10%
CornerCap Small-Cap Value Fund	1.30%
CornerCap Large/Mid-Cap Value Fund	1.20%

The contractual agreements cannot be terminated prior to August 1, 2013 without the Board of Trustees’ approval. The preceding fee waiver and reimbursement arrangement was approved by the Board of Trustees effective October 1, 2011.

B. On August 1, 2005, the Funds and the Adviser entered into the following agreements whereby the Adviser pays any associated fees from the Operating Services Fees it receives from the Funds to Fund operational service providers pursuant to the following agreements: 1) Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, bookkeeping and pricing services; 2) Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to the Funds including, but not limited to, transfer agent, dividend distributing and bookkeeping services; and 3) Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to the Funds. ALPS Distributors, Inc. serves as underwriter/distributor of the Funds.

Certain officers and directors of the Funds are also officers and directors of the Adviser.

6. PURCHASES AND SALES OF SECURITIES

Investment transactions for the six months ended September 30, 2012, excluding U.S. government and agency securities and short-term investments, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold

CornerCap Balanced Fund	$2,249,561	$1,344,924
CornerCap Small-Cap Value Fund	7,673,241	6,158,835
CornerCap Large/Mid-Cap Value Fund	1,533,602	644,073

Investment transactions in U.S. government and agency securities for the six months ended September 30, 2012, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold

CornerCap Balanced Fund	$–	$328,157

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Notes to Financial Statements
September 30, 2012 (Unaudited)

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2012, Charles Schwab & Co. held approximately 46.27%, 56.34% and 64.19% of the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund, and CornerCap Large/Mid-Cap Value Fund, respectively. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Semi-Annual Report | September 30, 2012	43

Additional Information (Unaudited)
September 30, 2012

1. PROXY VOTING POLICY

A copy of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 or on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, upon request, by calling the Funds toll-free at (888) 813-8637 and on the SEC’s website at http://www.sec.gov.

2. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Each of the Funds files its complete schedule of positions with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. If any of the Funds make the information on Form N-Q available to shareholders on its website or upon request, the information may be obtained by calling the Funds toll-free at (888) 813-8637.

3. COMPENSATION OF TRUSTEES

Each Independent Trustee of the Funds receives a fee of $1,000 per meeting attended, which amount is paid by the Advisor. Each Trustee is paid $750 per meeting for each Audit Committee meeting attended. The Audit Committee Chairman is paid $1,000 per meeting. The Audit Committee will normally meet twice a year.

4. RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that the Board of Trustees of the Funds (the “Board”), including all of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), annually review the Funds’ investment advisory agreements with the Adviser (the “Agreements”) and consider whether or not to re-approve them for an additional year. At its meeting on May 17, 2012, the Board, including the Independent Trustees, conduced such a review and approved the continuation of the Funds’ Agreements. In deciding on whether to approve the continuation of the Agreements, the Board considered numerous factors, including:

(i)

The Nature, Extent and Quality of the Services Provided by the Adviser. In this regard, the Board considered the responsibilities the Adviser would have under each of the Agreements. The Board reviewed the operating and investment advisory services provided by the Adviser to each Fund, including, without limitation, its investment advisory services since the Fund’s inception, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, its efforts to promote the Fund and assist in its distribution and its provision of officers for the Trust. After reviewing the foregoing information and further information in a memo prepared by the Adviser that included materials and other factors for the Trustees to consider with respect to approving the

44	www.cornercapfunds.com

Additional Information (Unaudited)
September 30, 2012

continuation of the Agreements, the Board concluded that the nature, extent and quality of the services provided by the Adviser were satisfactory and adequate for each of the Funds.

(ii)

The Investment Performance of the Funds and the Adviser. In this regard, the Board compared the performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives and size managed by other investment advisers and comparable peer group indices. The Board also considered the consistency of the Adviser’s management of the Funds with the Funds’ investment objectives and policies. After reviewing the Funds’ short-term and long-term investment performance, the Adviser’s experience managing the Funds, the Adviser’s historical investment performance and other factors, the Board concluded that the investment performance of each Fund and the Adviser was satisfactory.

(iii)

The Costs of the Services to be Provided and Profits to be Realized by the Adviser and its Affiliates from the Relationship with the Funds. In this regard, the Board considered the Adviser’s staffing, personnel and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Funds and the Adviser by the principals of the Adviser; the asset levels of the Funds; and the overall fees and expenses of the Funds, including the Funds’ unified fee structures. The Board also considered the Adviser’s past and future expected profitability (or lack thereof) with respect to the Funds. The Board then reviewed the fees and expenses of each Fund (including the management fee) to other funds comparable to the Fund in terms of the type of fund, the style of investment management, the size of the fund and the nature of its investment strategy, among other factors. Specifically, the Board determined that each Fund’s management fees were lower than some of the comparable funds and higher than others. In addition, the Board determined that each Fund’s net expense ratio was lower than some of the comparable funds and higher than others. The Board also compared the fees charged by the Adviser to its separate account clients, noting that there were differences, but also noting the differences in the level of service the Adviser is required to provide to the Funds. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by each Fund under the Agreements are appropriate and within the range of what would have been negotiated at arm’s length.

(iv)

The Extent to Which Economies of Scale Would be Realized as the Funds Grow and Whether Advisory Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Investors. Following discussion of the Funds’ asset levels, expectations for growth, levels of fees and past adjustments to expense limitation agreements, the Board determined that each Fund’s fee arrangements were appropriate and within the range of what would have been negotiated at arm’s length, and that each Fund’s unified fee structure provided for savings and protection for shareholders at lower asset levels.

Counsel then apprised the Trustees of the established standard for review of investment advisory agreements, especially in light of the Jones v. Harris Associates case, and discussed with the Trustees fees paid and services received by the Adviser’s separately managed accounts, and fees paid and services received by investors in the Funds.

Semi-Annual Report | September 30, 2012	45

Additional Information (Unaudited)
September 30, 2012

5. TRUSTEES AND OFFICERS

The business affairs of the Funds are managed under the direction of the Funds’ Board of Trustees in accordance with the laws of the State of Massachusetts. Information pertaining to the Trustees and Officers of the Funds are set forth below. Trustees who are not deemed to be “interested persons” of the trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of Funds as defined in the 1940 Act are referred to as “Interested Trustees”. The Funds’ Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-888-813-8637.

INTERESTED TRUSTEES

Name, Age and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Thomas E. Quinn Age: 65 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Trustee, President, Chief Financial Officer, and Treasurer since 1992	3	Chief Executive Officer, CornerCap Investment Counsel.	None

INDEPENDENT TRUSTEES

Name, Age and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard L. Boger Age: 66	Trustee since 1992	3	President & CEO, Lex-Tek International, Inc. (a financial services and software consulting company), (1991-present); Business Manger, Owen Holdings, LLLP (2003-Present), Heathland Holdings, LLLP (2004-Present), and General Partner, Shawnee Meadow Holdings, LLLP (2004-Present) (real estate and related companies).	Director, Gray Television, Inc., since 1991

*	All Independent Trustees can be contacted via the Funds at: 1290 Broadway, Suite 1100, Denver, CO 80203.

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Additional Information (Unaudited)
September 30, 2012

INDEPENDENT TRUSTEES (continued)

Name, Age and Address*	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Laurin M. McSwain Age: 61	Trustee since 1994	3	Attorney, Letkoff, Duncan, Grimes, McSwain & Hass, (2003-present).	None

Leslie W. Gates Age: 57	Trustee since 2006	3	Retired, 2005 Partner, Williams Benater & Libby, LLP (CPA Firm) (1989-2004).	None

G. Harry Durity Age: 65	Trustee (1992-2004, since 2010)	3	Director, Overland Solutions, Inc. (Private Company) since January 2009; Senior Advisor, Consultant, New Mountain Capital, LLC since May 2005; Senior Advisor, Consultant, Sonenshine Partners, LLC since January 2006.	Director, National Medical Health Card; Director, WebSite Pros, Inc.

*	All Independent Trustees can be contacted via the Funds at: 1290 Broadway, Suite 1100, Denver, CO 80203.

Semi-Annual Report | September 30, 2012	47

Additional Information (Unaudited)
September 30, 2012

OFFICERS
Name, Age and Address	Position with Trust, Term of Office and Tenure	Number of Funds in Complex Overseen by Trustee	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Richard T. Bean Age: 49 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1996	N/A	Vice President, Portfolio Manager, CornerCap Investment Counsel.	N/A

John A. Hackney Age: 45 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Chief Compliance Officer since 2004 and Secretary of the Funds since 1999	N/A	Chief Compliance Officer, CornerCap Investment Counsel.	N/A

Gene A. Hoots Age: 72 The Peachtree, Suite 1700 1355 Peachtree St. NE Atlanta, GA 30309	Vice President of the Funds since 1992	N/A	Vice President of the Funds and Chairman emeritus of CornerCap Investment Counsel.	N/A

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CORNERCAP®
GROUP OF FUNDS

www.cornercapfunds.com
888-813-8637

ALPS
A DST Company

Funds distributed by ALPS Distributors, Inc.

This report has been prepared for CornerCap Funds' shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in

Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)

A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CornerCap Group of Funds

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Executive Officer

Date:	December 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas E. Quinn
Thomas E. Quinn
Chief Executive Officer
Chief Financial Officer

Date:	December 3, 2012